FAS5 P1 05/20

SUPPLEMENT DATED May 15, 2020

TO THE PROSPECTUSES DATED October 1, 2019

OF

FRANKLIN FUND ALLOCATOR SERIES

(Franklin  NextStep Conservative Fund, Franklin NextStep Moderate Fund and

Franklin NextStep Growth Fund)

The Prospectus is amended as follows:

I.      The following paragraphs are added to the  “Fund Summaries” and “Fund Details” sections above “Investment Goal”” for the Franklin NextStep Conservative Fund, Franklin NextStep Moderate Fund and Franklin NextStep Growth Fund.

On May 13, 2020, the Board of Trustees of Franklin Fund Allocator Series, on behalf of Franklin NextStep Conservative Fund, Franklin NextStep Moderate Fund and Franklin NextStep Growth Fund (each, a Fund and collectively, the Funds), approved a proposal to liquidate and dissolve each Fund. Each liquidation is anticipated to occur on or about August 14, 2020 (Liquidation Date); however, a liquidation may occur sooner if at any time before the Liquidation Date there are no shares outstanding in a Fund.  Each liquidation may also be delayed if unforeseen circumstances arise.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on June 18, 2020, each Fund will be closed to all new investors except as noted below. Existing investors who had an open and funded account on June 18, 2020 can continue to invest in a Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in a Fund after the close of market on June 18, 2020: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on June 18, 2020, and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on June 18, 2020. Each Fund will not accept any additional purchases after the close of market on or about August 12, 2020. The Funds reserves the right to change this policy at any time.

Shareholders of a Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; (b) in connection with the liquidation, a Fund may declare taxable distributions of its income and/or capital gain; and (c) an exchange out of a Fund prior to the Liquidation Date may be considered a taxable transaction and such shareholders may recognize a gain or loss. Shareholders should consult their tax advisers regarding the effect of a Fund’s liquidation in light of their individual circumstances. Participants in an Employer Sponsored Retirement Plan that is a Fund shareholder should consult with their plan sponsor for further information regarding the impact of the liquidation. In considering new purchases or exchanges, shareholders may want to consult with their financial advisors to consider their investment options.

Please keep this supplement with your prospectus for future reference.